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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                 FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


                                Date of Report
                      (Date of earliest event reported):
                               April 12, 2005


                      THE BANK OF NEW YORK COMPANY, INC.
                      ----------------------------------
            (exact name of registrant as specified in its charter)


                                   NEW YORK
                                   --------
                (State or other jurisdiction of incorporation)


                 001-06152                          13-2614959
                 ---------                          ----------
       (Commission file number)      (I.R.S. employer identification number)


        One Wall Street, New York, NY                10286
        -----------------------------                -----
   (Address of principal executive offices)        (Zip code)


                                  212-495-1784
                                  ------------
                        (Registrant's telephone number,
                              including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.03   Amendments to Articles of Incorporation or Bylaws;
            ----------------------------------------------------
              Change in Fiscal Year
              ---------------------

     Effective April 12, 2005 the registrant amended Article VI Section 6.1 of its bylaws to eliminate the requirement that the office of Vice Chairman be held by a director and the requirement that the offices of President and Secretary be held by separate individuals. The text of the amended bylaw is filed herewith as Exhibit 3(ii).


ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

Index to and Description of Exhibits

(c)  Exhibit        Description
     -------        -----------
      3(ii)         Amended bylaw of The Bank of New York Company, Inc.,
                    Article VI, Section 6.1.





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                                   SIGNATURE
                                   ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 15, 2005

                                       THE BANK OF NEW YORK COMPANY, INC.
                                       (Registrant)


                                       By:  /s/ Bruce W. Van Saun
                                            ----------------------------------
                                       Name:   Bruce W. Van Saun
                                       Title:  Senior Executive Vice President
                                                 and Chief Financial Officer